Exhibit 99.2

ENBRIDGE ENERGY PARTNERS, L.P.

CONSOLIDATED STATEMENTS OF INCOME

	For the three month period ended September 30,		For the nine month period ended September 30,
	2014	2013	2014	2013
	(unaudited; in millions, except per unit amounts)
Operating revenue	$1,874.0	$1,724.0	$5,663.6	$4,950.3
Operating revenue - affiliate	68.3	65.4	229.4	204.8

	1,942.3	1,789.4	5,893.0	5,155.1

Operating expenses:
Cost of natural gas	1,208.5	1,234.7	3,888.4	3,469.1
Cost of natural gas - affiliate	29.7	22.8	98.3	95.3
Environmental costs, net of recoveries	50.1	0.6	93.3	184.3
Operating and administrative	119.4	153.6	323.3	348.9
Operating and administrative - affiliate	115.9	111.5	353.6	329.1
Power	59.5	43.0	164.1	105.8
Depreciation and amortization	118.8	99.6	336.0	287.6

	1,701.9	1,665.8	5,257.0	4,820.1

Operating income	240.4	123.6	636.0	335.0
Interest expense, net	137.1	70.5	294.2	226.4
Allowance for equity used during construction	14.5	9.3	47.8	25.2
Other income	1.8	0.4	2.2	1.0

Income before income tax expense	119.6	62.8	391.8	134.8
Income tax expense	2.1	1.5	6.1	17.5

Net income	117.5	61.3	385.7	117.3
Less: Net income attributable to:
Noncontrolling interest	70.7	20.3	149.4	54.3
Series 1 preferred unit distributions	22.5	22.7	67.5	35.8
Accretion of discount on Series 1 preferred units	3.8	3.4	11.1	5.7

Net income attributable to general and limited partner ownership interests in Enbridge Energy Partners, L.P.	$20.5	$14.9	$157.7	$21.5

Net income (loss) allocable to limited partner interests	$(14.5)	$(17.6)	$49.5	$(73.8)

Net income (loss) per limited partner unit (basic)	$(0.04)	$(0.05)	$0.15	$(0.23)

Weighted average limited partner units outstanding (basic)	328.8	317.4	327.6	313.2

Net income (loss) per limited partner unit (diluted)	$(0.04)	$(0.05)	$0.15	$(0.23)

Weighted average limited partner units outstanding (diluted)	328.8	317.4	327.6	313.2

ENBRIDGE ENERGY PARTNERS, L.P.

CONSOLIDATED STATEMENTS OF CASH FLOWS

	For the nine month period ended September 30,
	2014	2013
	(unaudited; in millions)
Cash provided by operating activities:
Net income	$385.7	$117.3
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	336.0	287.6
Derivative fair value net losses	62.7	16.8
Inventory market price adjustments	4.8	3.3
Environmental costs, net of recoveries	81.5	221.1
Distributions from investments in joint ventures	6.1	—
Equity earnings from investments in joint ventures	(7.1)	—
Deferred income taxes	1.5	13.5
State income taxes	3.2	7.9
Allowance for equity used during construction	(47.8)	(25.2)
Amortization of debt issuance and hedging costs	8.0	7.5
Other	5.0	3.2
Changes in operating assets and liabilities, net of acquisitions:
Receivables, trade and other	0.9	66.2
Due from General Partner and affiliates	15.3	(4.9)
Accrued receivables	27.7	452.5
Inventory	(131.0)	(87.4)
Current and long-term other assets	(28.7)	(22.3)
Due to General Partner and affiliates	(23.4)	3.1
Accounts payable and other	(93.1)	28.0
Environmental liabilities	(116.7)	(79.8)
Accrued purchases	(28.6)	(77.0)
Interest payable	5.9	8.3
Property and other taxes payable	23.8	8.1
Settlement of interest rate derivatives	—	(5.3)

Net cash provided by operating activities	491.7	942.5

Cash used in investing activities:
Additions to property, plant and equipment	(2,055.8)	(1,514.5)
Changes in restricted cash	31.2	(2.2)
Investments in joint ventures	(35.4)	(181.8)
Distributions from investments in joint ventures in excess of cumulative earnings	27.0	—
Other	(0.7)	(5.6)

Net cash used in investing activities	(2,033.7)	(1,704.1)

Cash provided by financing activities:
Net proceeds from Series 1 preferred unit issuance	—	1,200.0
Net proceeds from unit issuances	—	519.3
Distributions to partners	(544.2)	(530.6)
Repayments to General Partner	(12.0)	(12.0)
Net proceeds from issuance of long-term debt	398.1	—
Repayments of long-term debt	—	(200.0)
Net borrowings under credit facility	30.0	—
Net commercial paper borrowings (repayments)	799.8	(734.9)
Contributions from noncontrolling interest	1,083.0	355.2
Distributions to noncontrolling interest	(80.9)	(39.7)

Net cash provided by financing activities	1,673.8	557.3

Net increase (decrease) in cash and cash equivalents	131.8	(204.3)
Cash and cash equivalents at beginning of year	164.8	227.9

Cash and cash equivalents at end of period	$296.6	$23.6

ENBRIDGE ENERGY PARTNERS, L.P.

CONSOLIDATED STATEMENTS OF FINANCIAL POSITION

	September 30,	December 31,
	2014	2013
	(unaudited; in millions)
ASSETS

Current assets:
Cash and cash equivalents	$296.6	$164.8
Restricted cash	38.2	69.4
Receivables, trade and other, net of allowance for doubtful accounts of $0.5 million in 2014 and 2013	48.5	49.4
Due from General Partner and affiliates	26.7	40.5
Accrued receivables	182.5	210.2
Inventory	221.1	94.9
Other current assets	74.5	47.6

	888.1	676.8
Property, plant and equipment, net	15,038.1	13,176.8
Goodwill	246.7	246.7
Intangibles, net	255.9	263.2
Other assets, net	518.3	538.0

	$16,947.1	$14,901.5

LIABILITIES AND PARTNERS’ CAPITAL
Current liabilities:
Due to General Partner and affiliates	$98.0	$121.4
Accounts payable and other	632.3	822.0
Environmental liabilities	164.1	233.7
Accrued purchases	437.0	465.6
Interest payable	73.9	68.0
Property and other taxes payable	94.2	70.7
Note payable to General Partner	12.0	12.0
Current maturities of long-term debt	200.0	200.0

	1,711.5	1,993.4
Long-term debt	6,007.9	4,777.4
Loans from General Partner and affiliate	294.0	306.0
Due to General Partner and affiliates	125.8	58.2
Deferred income tax liability	19.0	17.4
Other long-term liabilities	396.0	51.7

Total liabilities	8,554.2	7,204.1

Commitments and contingencies
Partners’ capital:
Series 1 preferred units (48,000,000 at September 30, 2014 and December 31, 2013)	1,171.8	1,160.7
Class D units (66,100,000 at September 30, 2014)	2,516.8	—
Class A common units (254,208,428 at September 30, 2014 and December 31, 2013)	240.1	2,979.0
Class B common units (7,825,500 at September 30, 2014 and December 31, 2013)	—	65.3
i-units (67,260,894 and 63,743,099 at September 30, 2014 and December 31, 2013, respectively)	675.9	1,291.9
Incentive distribution units (1,000 at September 30, 2014)	493.1	—
General Partner	199.9	301.5
Accumulated other comprehensive Income (loss)	(159.0)	(76.6)

Total Enbridge Energy Partners, L.P. partners’ capital	5,138.6	5,721.8
Noncontrolling interest	3,254.3	1,975.6

Total partners’ capital	8,392.9	7,697.4

	$16,947.1	$14,901.5

NET INCOME PER LIMITED PARTNER UNIT

We allocate our net income among our Series 1 Preferred Units, or Preferred Units, Enbridge Energy Company, Inc., our General Partner, and our limited partners using the two-class method in accordance with applicable authoritative accounting guidance. Under the two-class method, we allocate our net income attributable to our general and limited partner interests to our General Partner and our limited partners according to the distribution formula for available cash as set forth in our partnership agreement. We also allocate any earnings in excess of distributions to our General Partner and limited partners utilizing the distribution formula for available cash specified in our partnership agreement. We allocate any distributions in excess of earnings for the period to our General Partner and limited partners, after Preferred Unit allocations, based on their sharing of losses of 2% and 98%, respectively, as set forth in our partnership agreement. Until July 1, 2014, we allocated the distributions to the General Partner and limited partners as follows:

Distribution Targets	Portion of Quarterly Distribution Per Unit	Percentage Distributed to General Partner	Percentage Distributed to Limited partners
Minimum Quarterly Distribution	Up to $0.295	2%	98%
First Target Distribution	> $0.295 to $0.35	15%	85%
Second Target Distribution	> $0.35 to $0.495	25%	75%
Over Second Target Distribution	In excess of $0.495	50%	50%

Equity Restructuring Transaction

On July 1, 2014, we entered into an equity restructuring transaction, or Equity Restructuring, with the General Partner in which the General Partner irrevocably waived its right to receive cash distributions and allocations of items of income, gain, deduction and loss in excess of 2% in respect of its general partner interest in the incentive distribution rights, or Previous IDRs, in exchange for the issuance to a wholly-owned subsidiary of the General Partner of (i) 66.1 million units of a new class of limited partner interests designated as Class D units, and (ii) 1,000 units of a new class of limited partner interests designated as Incentive Distribution Units, or IDUs.

Beginning July 1, 2014, as established by our amended and restated partnership agreement, we calculate distributions to the General Partner and limited partners based upon the distribution rates and percentages set forth in the following table:

Distribution Targets	Portion of Quarterly Distribution Per Unit	Percentage Distributed to General Partner and IDUs(1)	Percentage Distributed to Limited partners
Minimum Quarterly Distribution	Up to $0.5345	2%	98%
First Target Distribution	> $0.5345	25%	75%

(1)	For distributions in excess of the Minimum Quarterly Distribution, this percentage includes both the General Partner’s distributions of 2% and the distribution to the Incentive Distribution Unit holder, a wholly-owned subsidiary of our General Partner.

We determined basic and diluted net income (loss) per limited partner unit as follows:

	For the three month period ended September 30,		For the nine month period ended September 30,
	2014	2013	2014	2013
	(unaudited; in millions, except per unit amounts)
Net income	$117.5	$61.3	$385.7	$117.3
Less Net income attributable to:
Noncontrolling interest	(70.7)	(20.3)	(149.4)	(54.3)
Series 1 preferred unit distributions	(22.5)	(22.7)	(67.5)	(35.8)
Accretion of discount on Series 1 preferred units	(3.8)	(3.4)	(11.1)	(5.7)

Net income attributable to general and limited partner interests in Enbridge Energy Partners, L.P.	20.5	14.9	157.7	21.5
Less distributions:
Incentive distributions	(1.4)	(32.9)	(35.9)	(96.8)
Distributed earnings attributed to our General Partner	(4.5)	(3.6)	(12.6)	(10.6)
Distributed earnings allocated to Class D units	(33.1)	—	(69.8)	—

Total distributed earnings to our General Partner, Class D units, and IDUs	(39.0)	(36.5)	(118.3)	(107.4)
Total distributed earnings attributable to our common units and i-units	(182.8)	(176.5)	(542.7)	(518.6)

Total distributed earnings	(221.8)	(213.0)	(661.0)	(626.0)

Overdistributed earnings	$(201.3)	$(198.1)	$(503.3)	$(604.5)

Weighted average limited partner units outstanding	328.8	317.4	327.6	313.2

Basic and diluted earnings per unit:
Distributed earnings per limited partner unit (1)	$0.56	$0.56	$1.66	$1.66
Overdistributed earnings per limited partner unit (2)	(0.60)	(0.61)	(1.51)	(1.89)

Net income (loss) per limited partner unit (basic and diluted) (3)	$(0.04)	$(0.05)	$0.15	$(0.23)

(1)	Represents the total distributed earnings to common units and i-units divided by the weighted average number of limited partner interests outstanding for the period.
(2)	Represents the common units’ and i-units’ share (98%) of distributions in excess of earnings divided by the weighted average number of common units and i-units outstanding for the period and overdistributed earnings allocated to the common units and i-units based on the distribution waterfall that is outlined in our partnership agreement.
(3)	For the three month period ended September 30, 2014, 43,201,310 anti-dilutive Preferred Units and 66,100,000 anti-dilutive Class D units were excluded from the if-converted method of calculating diluted earnings per unit. For the nine month period ended September 30, 2014, 43,201,310 anti-dilutive Preferred Units and 22,275,458 anti-dilutive Class D units were excluded from the if-converted method of calculating diluted earnings per unit.

SEGMENT INFORMATION

Our business is divided into operating segments, defined as components of the enterprise, about which financial information is available and evaluated regularly by our Chief Operating Decision Maker, collectively comprised of our senior management, in deciding how resources are allocated and performance is assessed.

Each of our reportable segments is a business unit that offers different services and products that is managed separately, because each business segment requires different operating strategies. We have segregated our business activities into two distinct operating segments:

•	Liquids; and

•	Natural Gas.

During the first quarter of 2014, the Partnership changed its reporting segments. The Marketing segment was combined with the Natural Gas segment to form one new segment called “Natural Gas”. There was no change to the Liquids segment.

This change was a result of the reorganization of EEP resulting from MEP’s IPO which prompted Management to reassess the presentation of EEP’s reportable segments considering the financial information available and evaluated regularly by EEP’s Chief Operating Decision Maker. The new segment is consistent with how management makes resource allocation decisions, evaluates performance, and furthers the achievement of the Partnership’s long-term objectives. Financial information for the prior periods has been restated to reflect the change in reporting segments.

The following tables present certain financial information relating to our business segments and corporate activities:

	For the three month period ended September 30, 2014
	Liquids	Natural Gas	Corporate(1)	Total
	(unaudited; in millions)
Operating revenue	$542.9	$1,399.4	$—	$1,942.3
Cost of natural gas	—	1,238.2	—	1,238.2
Environmental costs, net of recoveries	50.1	—	—	50.1
Operating and administrative	126.5	105.0	3.8	235.3
Power	59.5	—	—	59.5
Depreciation and amortization	79.3	39.5	—	118.8

	315.4	1,382.7	3.8	1,701.9
Operating income (loss)	227.5	16.7	(3.8)	240.4
Interest expense, net	—	—	137.1	137.1
Allowance for equity used during construction	—	—	14.5	14.5
Other income (expense)(2)	—	6.1	(4.3)	1.8

Income (loss) before income tax expense	227.5	22.8	(130.7)	119.6
Income tax expense	—	—	2.1	2.1

Net income (loss)	227.5	22.8	(132.8)	117.5
Less: Net income attributable to:
Noncontrolling interest	—	—	70.7	70.7
Series 1 preferred unit distributions	—	—	22.5	22.5
Accretion of discount on Series 1 preferred units	—	—	3.8	3.8

Net income (loss) attributable to general and limited partner ownership interests in Enbridge Energy Partners, L.P.	$227.5	$22.8	$(229.8)	$20.5

(1)	Corporate consists of interest expense, interest income, allowance for equity during construction, noncontrolling interest and other costs such as income taxes, which are not allocated to the business segments.
(2)	Other income (expense) for our Natural Gas segment includes our equity investment in the Texas Express NGL system which began recognizing operating costs during the fourth quarter of 2013.

	For the three month period ended September 30, 2013
	Liquids	Natural Gas	Corporate(1)	Total
	(unaudited; in millions)
Operating revenue	$401.5	$1,387.9	$—	$1,789.4
Cost of natural gas	—	1,257.5	—	1,257.5
Environmental costs, net of recoveries	0.6	—	—	0.6
Operating and administrative	149.7	113.6	1.8	265.1
Power	43.0	—	—	43.0
Depreciation and amortization	63.8	35.8	—	99.6

	257.1	1,406.9	1.8	1,665.8
Operating income (loss)	144.4	(19.0)	(1.8)	123.6
Interest expense, net	—	—	70.5	70.5
Allowance for equity used during construction	—	—	9.3	9.3
Other income	—	—	0.4	0.4

Income (loss) before income tax expense	144.4	(19.0)	(62.6)	62.8
Income tax expense	—	—	1.5	1.5

Net income (loss)	144.4	(19.0)	(64.1)	61.3
Less: Net income attributable to:
Noncontrolling interest	—	—	20.3	20.3
Series 1 preferred unit distributions	—	—	22.7	22.7
Accretion of discount on Series 1 preferred units	—	—	3.4	3.4

Net income (loss) attributable to general and limited partner ownership interests in Enbridge Energy Partners, L.P.	$144.4	$(19.0)	$(110.5)	$14.9

(1)	Corporate consists of interest expense, interest income, allowance for equity during construction, noncontrolling interest and other costs such as income taxes, which are not allocated to the business segments.

	As of and for the nine month period ended September 30, 2014
	Liquids	Natural Gas		Corporate(1)	Total
	(unaudited; in millions)
Operating revenue	$1,449.9	$4,443.1		$—	$5,893.0
Cost of natural gas	—	3,986.7		—	3,986.7
Environmental costs, net of recoveries	93.3	—		—	93.3
Operating and administrative	352.5	317.5		6.9	676.9
Power	164.1	—		—	164.1
Depreciation and amortization	222.7	113.3		—	336.0

	832.6	4,417.5		6.9	5,257.0
Operating income (loss)	617.3	25.6		(6.9)	636.0
Interest expense, net	—	—		294.2	294.2
Allowance for equity used during construction	—	—		47.8	47.8
Other income (expense)	—	7.1	(2)	(4.9)	2.2

Income (loss) before income tax expense	617.3	32.7		(258.2)	391.8
Income tax expense	—	—		6.1	6.1

Net income (loss)	617.3	32.7		(264.3)	385.7
Less: Net income attributable to:
Noncontrolling interest	—	—		149.4	149.4
Series 1 preferred unit distributions	—	—		67.5	67.5
Accretion of discount on Series 1 preferred units	—	—		11.1	11.1

Net income (loss) attributable to general and limited partner ownership interests in Enbridge Energy Partners, L.P.	$617.3	$32.7		$(492.3)	$157.7

Total assets	$11,252.8	$5,461.9	(3)	$232.4	$16,947.1

Capital expenditures (excluding acquisitions)	$1,861.3	$158.4		$3.2	$2,022.9

(1)	Corporate consists of interest expense, interest income, allowance for equity used during construction, noncontrolling interest and other costs such as income taxes, which are not allocated to the business segments.
(2)	Other income (expense) for our Natural Gas segment includes our equity investment in the Texas Express NGL system which began recognizing operating costs during the fourth quarter of 2013.
(3)	Total assets for our Natural Gas segment includes our long term equity investment in the Texas Express NGL system.

	As of and for the nine month period ended September 30, 2013
	Liquids	Natural Gas		Corporate(1)	Total
	(unaudited; in millions)
Operating revenue	$1,100.7	$4,054.4		$—	$5,155.1
Cost of natural gas	—	3,564.4		—	3,564.4
Environmental costs, net of recoveries	184.3	—		—	184.3
Operating and administrative	334.8	337.8		5.4	678.0
Power	105.8	—		—	105.8
Depreciation and amortization	181.0	106.6		—	287.6

Operating income (loss)	294.8	45.6		(5.4)	335.0
Interest expense, net	—	—		226.4	226.4
Allowance for equity used during construction	—	—		25.2	25.2
Other income	—	—		1.0	1.0

Income (loss) before income tax expense	294.8	45.6		(205.6)	134.8
Income tax expense	—	—		17.5	17.5

Net income (loss)	294.8	45.6		(223.1)	117.3
Less: Net income attributable to:
Noncontrolling interest	—	—		54.3	54.3
Series 1 preferred unit distributions	—	—		35.8	35.8
Accretion of discount on Series 1 preferred units	—	—		5.7	5.7

Net income (loss) attributable to general and limited partner ownership interests in Enbridge Energy Partners, L.P.	$294.8	$45.6		$(318.9)	$21.5

Total assets	$8,497.9	$5,224.6	(2)	$161.5	$13,884.0

Capital expenditures (excluding acquisitions)	$1,527.2	$191.9		$13.9	$1,733.0

(1)	Corporate consists of interest expense, interest income, allowance for equity used during construction, noncontrolling interest and other costs such as income taxes, which are not allocated to the business segments.
(2)	Total assets for our Natural Gas Segment includes our long term equity investment in the Texas Express NGL system.